                                   [LOGO]
             ------------------------------------------------
                     U.S. CORE EQUITY FUND

   -----------------------------------------------------------------------------
                     AGGRESSIVE EQUITY FUND

   -----------------------------------------------------------------------------
                     GLOBAL INDEPENDENCE FUND

   -----------------------------------------------------------------------------

                                ANNUAL REPORT
                              OCTOBER 31, 2000

Table of Contents
------------------------------------------------------------------

      Letter from the Chief Investment Officer....................   1

      Fund Manager Economic and Market Reviews

                               US Core Equity Fund................   3

                               Aggressive Equity Fund.............   5

                               Global Independence Fund...........   7

      Schedule of Investments.....................................   9

      Statements of Assets and Liabilities........................  19

      Statements of Operations....................................  20

      Statements of Changes in Net Assets.........................  21

      Financial Highlights........................................  24

      Notes to Financial Statements...............................  27

      Report of Independent Auditors..............................  33

Letter from the Chief Investment Officer
------------------------------------------------------------------

Dear Shareholders:

    We are pleased to present you with the CDC MPT+ Funds Annual Report for the period ended October 31, 2000. To provide you with some additional insight into the Funds, we will briefly review the performance of our funds and how market forces may develop in the coming year.

FUND PERFORMANCE AND REVIEW
    Our US CORE EQUITY FUND has a stock picker's approach, and focuses only on large capitalization stocks. We stress strong risk management, and we avoid market timing like the plague. If this fund can successfully outperform the S&P 500 Index over a long period of time, our hope and goal, it will be because our blend of quantitative tools and fundamental judgment is well-suited to building disciplined stock portfolios for controlling risks in volatile markets. For the fiscal year ending October 31, 2000, the US Core Equity Fund returned 7.30%, outperforming the S&P 500 Index by 1.21%, which returned 6.09% for the corresponding period.

[PHOTO]
D. Sykes Wilford

    Our AGGRESSIVE EQUITY FUND seeks to outperform the S&P 500 Index with a diversified approach to investing in global markets (equities, bonds and currencies) that is overlaid on top of a core position in the S&P 500 Index. The S&P 500 Index returned 6.09% for the twelve months ending October 31, 2000, while the Fund returned 4.77%.

    Our GLOBAL INDEPENDENCE FUND represents our attempt to employ the same discipline and management skills that CDC Investments makes available to its private investment company clients. Our desire is to provide returns to our clients that are uncorrelated with other typical equity or fixed income investments they may have. In doing this, we take risk, but this risk is less than that which is typically associated with global stock markets, and it is about the same as the expected risk incurred when investing in longer dated G-7 government bonds. For the fiscal year ending October 31, 2000, the Global Independence Fund returned 11.92%, during a period when its blended benchmark consisting of 50% of the JP Morgan Global Government Bond Index and 50% of the Morgan Stanley Global Equity Index returned -1.62%. While this is important, the key to this Fund's usefulness will be how it fits into client portfolios. We continue to be focused on providing returns that, in the long run, will be uncorrelated with both global stock and bond markets, while simultaneously providing a solid return in a risk controlled manner.

LOOKING INTO THE NEXT YEAR
    As we write this letter, the world's focus is upon the transition to a new administration in the United States. No doubt this is an important event and the new administration will be a factor on how the world develops this year. This focus may be misplaced, however, if it leads fund managers to miss the important issues facing the world economy. While all politics are local, economics are not! The world offers interesting potential returns this year, but also considerable risk. Before one can take advantage of this return he or she must deal with some tough questions. Has the equity bubble burst? Was there ever a bubble? Can the European Central Bank (ECB) keep the economy in Europe on an even keel when the Euro is under long-term pressure, or will efforts to shore up the Euro lead to even more lackluster economic performance? Can corporate bond spreads widen even more, or is it just a matter of time before these spreads collapse to more normal level? Will the volatility in equity markets trend higher or move back to more normal levels? Is Japan ever going to recover, or are we moving from one rolling recession to another. Is there really a shortage of crude oil, or is the problem in the US and Europe more one of just poor planning with respect to building refineries? These are just a few of the questions facing the markets this year.

    In Europe, the ECB is still finding its way. Europe has joined the world recovery, but its economic performance continues to be inconsistent. Countries, such as Spain, Portugal, Ireland and some of the smaller ones, continue to perform very well. The French economy is coming along, but Germany and Italy are still laggards, still needing more stimuli. Fiscal policy adjustments in these key countries will be needed to

---1

                                                 CDC Investment Management Corp.
------------------------------------------------------------------

keep the recovery alive, especially if the US stumbles this year. Monetary policy must be on hold to tighter, caught between a weaker Euro and fears of inflation due to higher oil prices. Tighter policy now, however, would put a crimp into the expansion now occurring on the back of export-led demand. A key question is whether the Europeans want to sacrifice the incipient recovery on the hearth of a strong currency. A well-seasoned Fed would ignore the currency movement, but the ECB is still new and credibility is still a problem. The real problem that Europe must tackle is structural adjustment, and there is not much that monetary policy can do in this area. Countries, such as Spain and Ireland, that are making efforts to remove structural barriers for a more competitive economy are winning. Those that are not are slowly falling behind in the growth game. As long as the US keeps growing at its new higher capacity, Europe will likely do well in spite of these problems, but once the US sneezes then the old saying about Europe catching a cold may be applicable.

    The critical need for structural adjustment is the major problem facing Japan, from government decision-making to the health of the financial industry. The government does not appear dedicated to pursuing reform. Moreover, the central bank seems to want to raise interest rates even in the face of a very weak economy. Banks are exploiting the low interest rate policy, using the deposits of the greatest savers in the world to buy Japanese government debt. The insurance industry is in trouble. All of this adds up to a financial system that is dysfunctional in many ways. No doubt these problems will be sorted out, but it will still take time. In the meantime, Japan will continue to limp along, running huge fiscal deficits and financing them with the massive savings. Japanese government bonds and the equity markets await change and this year they will continue to wait some more.

    Following on to the US, the real question is whether or not the miracle of rapid economic growth with low inflation can continue, while simultaneously productivity enhancements can keep earnings growth up. Is goldilocks alive and well? The answer is "not hardly". Goldilocks may not be dead, but she may be growing a bit tired. Expect earnings forecasts to be ratcheted downward, energy prices to have an effect on the economy, and the Fed to be on hold for much of the year. Since forecasts now range for the economy to rumble along either into another round of glorious growth to a hard landing, it would be foolish to think that there is not at least a bit of a problem out there. With gridlock in Washington still the norm, fiscal stimulus can only really occur if there is an appearance of a downturn. Otherwise forget it. Moreover, such an environment means that the hero of Wall Street, Chairman Greenspan, will continue to wield enormous influence on the economy. Thus, with the Fed calling the shots it is hard to believe that they will allow growth to become exuberant in 2001. "On hold" may be the watchword for the markets, but external factors will matter and policy will adjust if necessary. For this reason, we just do not believe that the US economy is ready to head toward a hard landing and as such, one must be on the lookout for good opportunities in the corporate debt markets and selected opportunities in equities. This environment does, however, portend more days of high volatility for individual stocks, but this too should top out as the year passes.

    Does all of this add up to a good year for the markets? The answer is yes and no. There will be selected opportunities, but they will be difficult to come by. We will have to be agile to take advantage of them, but there is no doubt that liquidity providers in certain areas have more opportunity now than has been the case for some time. Managing through the risk with solid risk control will be key. It is not the time to be faint-hearted, nor is it the time to simply take large risks. The trends over the next year are not likely to be simply understood, but they will be there and we will be looking to take advantage of them.

/s/ D. Sykes Wilford

D. Sykes Wilford
Chief Investment Officer, CDC Investment Management Corp.
December 1, 2000

                                                                           2 ---

Manager Reviews: US Core Equity Fund
------------------------------------------------------------------

FUND INFORMATION
Investment Objective: The U.S. Core
Equity Fund is a diversified portfolio
that seeks total return greater than
that of the S&P 500 Index by investing
primarily in equity securities of U.S.
companies.

Fund Inception Date: June 30, 1999

Commencement of Operations:
  Institutional Class - July 1, 1999
  Investor Class - Not Operational

Expense Ratio:
  Institutional Class - 2.19%
  Investor Class - N/A

Total Net Assets (all classes):
$35,790,103

[PHOTO]
Jason Wolin

[PHOTO]
Frank Hanley

[PHOTO]
Steven Klopukh

PERFORMANCE
    For the fiscal year ending October 31, 2000, the US Core Equity Fund returned 7.30%, outperforming the S&P 500 Index by 1.21%. The US equity market, as measured by the S&P 500 Index, produced a moderate return of 6.09% for the November 1, 1999 to October 31, 2000 period, which corresponds to the U.S. Core Equity Fund's past fiscal year.

PORTFOLIO REVIEW
    The past fiscal year has proved to be a difficult market environment. "New Economy" stocks, such as Internet, Telecommunication and Computer-related companies, soared to extraordinary heights only to come crashing down as operating results failed to meet market expectations. More importantly, a significant change in market sentiment occurred as small and mid capitalization stocks outperformed large capitalization stocks while value stocks outperformed growth stocks, an event that has not occurred in the last five years.

    The US Core Equity Fund fared well through these volatile times. Our diversified fundamental and quantitative strategies, coupled with disciplined risk control, allowed us to achieve the objective of outperformance relative to the S&P 500 benchmark as well as the Lipper Growth and Income Index. By being relatively neutral to industries and other market biases, such as size and investment style (i.e., growth or value), the risk of the Fund remained close to the benchmark. Our stock selection strategies, which are based on quantitative methods and Economic Value Added (EVA)* analysis, produced excess return for our investors despite an exceptionally volatile and dynamic market.

---3

                                            Manager Reviews: US Core Equity Fund
------------------------------------------------------------------

STRATEGY AND PORTFOLIO POSITIONING

    Looking forward, we believe that the market will continue to remain volatile, as the corporate earnings outlook for 2001 remains cloudy. However, with evidence of slower economic growth and inflation under control, we believe that the Federal Reserve Bank will implement a softer monetary policy in 2001, which would be bullish for US Equities. In this environment, our analysis indicates that factors, such as stable earnings growth and relative value, are very successful in stock selection. Reflecting this theme, the Fund has positions in the financial institution Fleet Boston Corporation (1.00% held as of 10/31/00), the diversified manufacturer Tyco International Ltd. (1.79% held as of 10/31/00) and the telecommunications company Verizon Communications Inc. (2.25% held as of 10/31/00). As always, our risk control discipline requires that we do not time market movements and remain diversified. Positions that represent growth segments in the market include EMC Corporation (1.82% held as of 10/31/00), a leader in computer storage hardware and Adobe Systems Inc. (0.81% held as of 10/31/00), a leader in Internet publishing software for the period ended October 31, 2000.

Total Returns (%) for the period ended October 31, 2000
---------------------------------------------------------------------------------------------------
                                              Since Inception                  Fiscal Year
                                       Jun. 30, 1999 - Oct. 31, 2000   Nov. 1, 1999 - Oct. 31, 2000
---------------------------------------------------------------------------------------------------
  US Core Equity Fund                                  7.41%                           7.30%

  S&P 500 Index (1)                                    5.77%                           6.09%

  Lipper Growth and Income Index (2)                   0.29%                           6.94%

Source:  (1) Bloomberg
         (2) Lipper Analytical Services, Inc.

* EVA-Registered Trademark- is a registered trademark of Stern Stewart & Co.

    Performance data quoted represents past performance and assumes the reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The fund may also engage in other investment practices, including the purchase of foreign securities. International investing is associated with additional risks, including currency, information and political risks.

                                                                           4 ---

Manager Reviews: Aggressive Equity Fund
------------------------------------------------------------------

FUND INFORMATION
Investment Objective: The Aggressive
Equity Fund is a non-diversified
portfolio that seeks total return
greater than that of the S&P 500 Index
by investing primarily in equity and
equity related securities and certain
derivative instruments.

Fund Inception Date: June 30, 1999

Commencement of Operations:
  Institutional Class - July 1, 1999
  Investor Class - Not Operational

Expense Ratio:
  Institutional Class - 2.85%
  Investor Class - N/A

Total Net Assets (all classes):
$33,786,424

[PHOTO]
D. Sykes Wilford

[PHOTO]
Jose M. Quintana

[PHOTO]
Andrew Dalton

PERFORMANCE
    For the fiscal year of November 1, 1999 to October 31, 2000, the Aggressive Equity Fund returned 4.77%, underperforming the S&P 500 Index, which returned 6.09% for the corresponding period. Overall, there was no sustained trend in most bond and equity markets during this period, but equity markets did experience extraordinary volatility.

PORTFOLIO REVIEW
    Over the course of the past year, the Aggressive Equity Fund benefited strongly from the sustained strength of the US dollar. Based on our quantitative and fundamental analysis, the Fund favored positions in the US dollar and the British pound over the Euro, the Australian and Canadian dollars as well as the Japanese yen mostly due to differences in yield curve shapes and interest rate levels. All of these positions generated positive returns, as the US currency and the British pound strengthened versus the Euro.

    Equity positions also performed well during the period, providing a sufficient cushion to offset negative returns from various bond positions. Being underweight Japanese equities was especially helpful, as they slid sharply in the face of continued political and economic uncertainty. Among the Fund's bond positions, the short UK Gilt position performed poorly, as the British government continued to buy back debt and left regulations in place that require pension funds to hold a large amount of its dwindling supply of government debt. Our short Japanese government bond position also yielded negative returns.

---5

                                         Manager Reviews: Aggressive Equity Fund
------------------------------------------------------------------

STRATEGY AND PORTFOLIO POSITIONING

    We believe that our investment process, a combination of manager expertise and quantitative discipline, should perform well during the coming year. Among the equity markets, our model continues to favor a net long, value-oriented portfolio. Currently, mutual fund managers are holding the greatest amount of cash in their portfolios since October of 1998, the period following the Russian bond default crisis. If some of this money were to come back into equity markets, the Fund could benefit strongly. We will continue to look for opportunities in the currency and bond markets, but we will pay very close attention to changes in liquidity, which can cause sudden sharp movements in these markets.

Total Returns (%) for the period ended October 31, 2000
------------------------------------------------------------------------------------------------------
                                                 Since Inception                  Fiscal Year
                                          Jun. 30, 1999 - Oct. 31, 2000   Nov. 1, 1999 - Oct. 31, 2000
------------------------------------------------------------------------------------------------------
  Aggressive Equity Fund                                   5.81%                          4.77%

  S&P 500 Index (1)                                        5.77%                          6.09%

  Lipper Growth and Income Index (2)                       0.29%                          6.94%

Source:  (1) Bloomberg
         (2) Lipper Analytical Services, Inc.

    Performance data quoted represents past performance and assumes the reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The fund may also engage in other investment practices, including the purchase of foreign securities. International investing is associated with additional risks, including currency, information and political risks.

                                                                           6 ---

Manager Reviews: Global Independence Fund
------------------------------------------------------------------

FUND INFORMATION
Investment Objective: The Global
Independence Fund is a non-diversified
portfolio that seeks total return, on a
risk adjusted basis, consistent with the preservation of capital by investing primarily in the global equity, global fixed income and currency markets.

Fund Inception Date: June 30, 1999

Commencement of Operations:
  Institutional Class - July 1, 1999
  Investor Class - Not Operational

Expense Ratio:
  Institutional Class - 2.30%
  Investor Class - N/A

Total Net Assets (all classes):
$33,922,918

[PHOTO]
D. Sykes Wilford

[PHOTO]
Jose M. Quintana

[PHOTO]
Andrew Dalton

PERFORMANCE
    For the fiscal year of November 1, 1999 to October 31, 2000, the Global Independence Fund returned 11.92%, outperforming its blended benchmark (50% JP Morgan Government Bond Index, 50% Morgan Stanley Global Equity Index) by 13.54%. Overall, there was no sustained trend in most bond and equity markets during this period, but equity markets did experience extraordinary volatility. The US dollar continued to rise against the Euro, the Australian and Canadian dollars.

PORTFOLIO REVIEW
    Over the course of past year, the Global Independence Fund benefited strongly from the sustained strength of the US dollar. Based on our quantitative and fundamental analysis, the Fund favored positions in the US dollar and the British pound over the Euro, the Australian and Canadian dollars as well as the Japanese yen mostly due to differences in yield curve shapes and interest rate levels. All of these positions generated positive returns, as the US currency and the British pound strengthened versus the Euro.

    Our results in the bond and equity markets were mixed. Our bond positions dampened our performance, especially as our short UK Gilt position performed poorly and our short Japanese government bond position yielded uneven returns. However, our equity positions did boost fund performance. Being underweight Japanese equities was especially helpful, as they slid sharply in the face of continued political and economic uncertainty.

---7

                                       Manager Reviews: Global Independence Fund
------------------------------------------------------------------

STRATEGY AND PORTFOLIO POSITIONING

    We believe that our investment process should perform well during the coming year. Among the equity markets, our model continues to favor a net long, value-oriented portfolio. Currently, mutual fund managers are holding the greatest amount of cash in their portfolios since October of 1998, the period following the Russian bond default crisis. If some of this money were to come back into equity markets, the Fund could benefit strongly. We will continue to look for opportunities in the currency and bond markets, but we will pay very close attention to changes in liquidity, which can cause sudden sharp movements in these markets.

Total Returns (%) for the period ended October 31, 2000
------------------------------------------------------------------------------------------------------
                                                 Since Inception                  Fiscal Year
                                          Jun. 30, 1999 - Oct. 31, 2000   Nov. 1, 1999 - Oct. 31, 2000
------------------------------------------------------------------------------------------------------
  Global Independence Fund                                16.73%                         11.92%

  Blended Benchmark:                                       2.07%                         -1.62%
    50% JP Morgan Global Gov't Bond Index (1)
    50% Morgan Stanley Global Equity Index (2)

  Lipper Global Flex Index (3)                            10.02%                          8.89%

Source:  (1) Bloomberg
         (2) MSCI Inc.
         (3) Lipper Analytical Services, Inc.

    Performance data quoted represents past performance and assumes the reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The fund may also engage in other investment practices, including the purchase of foreign securities. International investing is associated with additional risks, including currency, information and political risks.

                                                                           8 ---

CDC MPT+ FUNDS -- U.S. CORE EQUITY FUND
Schedule of Investments, October 31, 2000

----------------------------------------------------------------------
NAME OF ISSUER                                             MARKET
AND TITLE OF ISSUE                          SHARES         VALUE
----------------------------------------------------------------------
COMMON STOCK -- 93.6%
----------------------------------------------------------------------
AEROSPACE -- 1.4%
  Boeing Co.                                   4,800  $        325,500
  General Dynamics Corp.                       2,200           157,438
                                                      ----------------
                                                               482,938
                                                      ----------------
AIRLINES -- 0.4%
  Delta Air Lines, Inc.                        3,400           160,650
                                                      ----------------
AUTOMOBILES & TRUCKS -- 0.4%
  General Motors Corp.                         2,482           154,194
                                                      ----------------
BANKING -- 1.9%
  FleetBoston Financial Corp.                  9,400           357,200
  PNC Bank Corp.                               1,100            73,562
  Summit Bancorp.                              1,200            45,000
  Wells Fargo & Co.                            4,300           199,144
                                                      ----------------
                                                               674,906
                                                      ----------------
BEVERAGES -- 1.8%
  Coca-Cola Co.                                7,300           440,737
  Coca-Cola Enterprises, Inc.                  6,700           123,113
  PepsiCo, Inc.                                1,500            72,656
                                                      ----------------
                                                               636,506
                                                      ----------------
BREWERY -- 0.7%
  Anheuser-Busch Cos., Inc.                    5,600           256,200
                                                      ----------------
BUSINESS EQUIPMENT & SERVICES -- 0.6%
  Cendant Corp. (a)                            8,000            96,000
  First Data Corp.                             2,700           135,338
                                                      ----------------
                                                               231,338
                                                      ----------------
CHEMICALS -- 1.3%
  Dow Chemical Co.                            10,500           321,563
  Du Pont (E.I.) de Nemours & Co.              2,800           127,050
                                                      ----------------
                                                               448,613
                                                      ----------------
COMPUTERS -- 7.9%
  Apple Computer, Inc. (a)                     5,800           113,463
  Cisco Systems, Inc. (a)                     19,900         1,072,112
  Dell Computer Corp. (a)                      6,900           203,550
  Gateway, Inc. (a)                            3,900           201,279
  Hewlett-Packard Co.                          6,800           315,775
  International Business Machines Corp.        2,900           285,650
  Sun Microsystems, Inc. (a)                   5,600           620,900
                                                      ----------------
                                                             2,812,729
                                                      ----------------
COMPUTER SOFTWARE -- 9.4%
  Adobe Systems, Inc.                          3,800           289,038
  America Online, Inc. (a)                     7,600           383,268
----------------------------------------------------------------------
NAME OF ISSUER                                             MARKET
AND TITLE OF ISSUE                          SHARES         VALUE
----------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
  Compuware Corp. (a)                         11,700  $         92,138
  EMC Corp. (a)                                7,300           650,156
  Microsoft Corp. (a)                         15,500         1,067,562
  Oracle Corp. (a)                            19,400           640,200
  Siebel Systems, Inc. (a)                     2,400           251,850
                                                      ----------------
                                                             3,374,212
                                                      ----------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 8.2%
  Corning, Inc.                                2,100           160,650
  General Electric Co.                        26,900         1,474,456
  Illinois Tool Works, Inc.                    2,400           133,350
  Minnesota Mining & Manufacturing Co.         4,300           415,487
  SPX Corp. (a)                                  800            98,900
  Tyco International Ltd.                     11,300           640,569
                                                      ----------------
                                                             2,923,412
                                                      ----------------
ELECTRONIC COMPONENTS -- 0.7%
  Agilent Technologies, Inc. (a)               3,495           161,862
  Micron Technology, Inc. (a)                  2,300            79,925
                                                      ----------------
                                                               241,787
                                                      ----------------
FINANCIAL SERVICES -- 7.4%
  American Express Co.                         5,100           306,000
  Associates First Capital Corp. --
    Class A                                    8,400           311,850
  Citigroup, Inc.                             12,400           652,550
  Federal National Mortgage Association        2,900           223,300
  Mellon Financial Corp.                       5,400           260,550
  Merrill Lynch & Co., Inc.                    5,000           350,000
  Morgan Stanley Dean Witter & Co.             4,400           353,375
  State Street Corp.                           1,600           199,584
                                                      ----------------
                                                             2,657,209
                                                      ----------------
FOOD -- 0.9%
  H.J. Heinz Co.                               4,200           176,138
  Quaker Oats Co.                              2,000           163,125
                                                      ----------------
                                                               339,263
                                                      ----------------
HEALTH CARE MANAGEMENT -- 0.5%
  Wellpoint Health Networks, Inc. --
    Class A (a)                                1,400           163,713
                                                      ----------------
HOME BUILDING & PRODUCTS -- 0.5%
  Lowe's Cos., Inc.                            3,900           178,181
                                                      ----------------
HOUSEHOLD & PERSONAL CARE -- 0.4%
  Clorox Co.                                   3,500           156,188
                                                      ----------------

The accompanying notes are an integral part of these financial statements.

---9

                                         CDC MPT+ FUNDS -- U.S. CORE EQUITY FUND
                                       Schedule of Investments, October 31, 2000

----------------------------------------------------------------------
NAME OF ISSUER                                             MARKET
AND TITLE OF ISSUE                          SHARES         VALUE
----------------------------------------------------------------------
INSURANCE -- 4.6%
  American General Corp.                       3,200  $        257,600
  American International Group, Inc.           8,850           867,300
  CIGNA Corp.                                  1,500           182,925
  Jefferson-Pilot Corp.                        1,500           103,125
  Lincoln National Corp.                       2,100           101,587
  The St. Paul Cos., Inc.                      2,500           128,125
                                                      ----------------
                                                             1,640,662
                                                      ----------------
MACHINERY & EQUIPMENT -- 0.5%
  Johnson Controls, Inc.                       3,000           178,875
                                                      ----------------
MANUFACTURING -- 0.3%
  Millipore Corp.                              1,800            94,500
                                                      ----------------
MEDICAL PRODUCTS & SUPPLIES -- 1.8%
  Johnson & Johnson                            7,100           654,087
                                                      ----------------
MULTIMEDIA -- 1.3%
  Time Warner, Inc.                            2,900           220,139
  Viacom, Inc. -- Class A (a)                  1,400            80,150
  Viacom, Inc. -- Class B (a)                  3,000           170,625
                                                      ----------------
                                                               470,914
                                                      ----------------
OIL & GAS -- 6.3%
  Anadarko Petroleum Corp.                     2,500           160,125
  Apache Corp.                                   800            44,250
  Chevron Corp.                                2,000           164,250
  Enron Corp.                                  2,100           172,331
  Exxon Mobil Corp.                           11,476         1,023,516
  Phillips Petroleum Co.                       3,500           216,125
  Schlumberger Ltd.                            1,600           121,800
  Texaco, Inc.                                 3,800           224,437
  Williams Cos., Inc.                          2,800           117,075
                                                      ----------------
                                                             2,243,909
                                                      ----------------
PAPER & RELATED PRODUCTS -- 0.8%
  Georgia-Pacific Group                        5,900           158,563
  Westvaco Corp.                               5,000           142,500
                                                      ----------------
                                                               301,063
                                                      ----------------
PHARMACEUTICALS -- 8.8%
  American Home Products Corp.                 3,600           228,600
  Amgen, Inc. (a)                              3,000           173,813
  Cardinal Health, Inc.                        2,000           189,500
  Lilly (Eli) & Co.                            2,200           196,625
  Merck & Co., Inc.                            8,400           755,475
  Pfizer, Inc.                                21,975           949,045
----------------------------------------------------------------------
NAME OF ISSUER                                             MARKET
AND TITLE OF ISSUE                          SHARES         VALUE
----------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
  Pharmacia Corp.                              2,500  $        137,500
  Schering-Plough Corp.                       10,200           527,212
                                                      ----------------
                                                             3,157,770
                                                      ----------------
RETAIL -- 5.7%
  Avon Products, Inc.                          4,300           208,550
  BJ's Wholesale Club, Inc. (a)                5,100           167,981
  Home Depot, Inc.                             5,850           251,550
  RadioShack Corp.                             2,400           143,100
  Safeway, Inc. (a)                            5,400           295,313
  Sears, Roebuck & Co.                         4,100           121,893
  SUPERVALU, Inc.                              7,800           119,925
  Target Corp.                                 6,000           165,750
  Wal-Mart Stores, Inc.                       12,700           576,262
                                                      ----------------
                                                             2,050,324
                                                      ----------------
SEMICONDUCTORS -- 2.9%
  Conexant Systems, Inc.                       3,600            94,725
  Intel Corp.                                 20,760           934,200
                                                      ----------------
                                                             1,028,925
                                                      ----------------
TELECOMMUNICATIONS EQUIPMENT &
  SERVICES -- 13.1%
  ADC Telecommunications, Inc. (a)             9,840           210,330
  ALLTEL Corp.                                 2,200           141,762
  Analog Devices, Inc. (a)                     2,000           130,000
  AT & T Corp.                                 6,340           147,009
  Avaya Inc. (a)                               1,196            16,071
  Comcast Corp. -- Class A (a)                10,400           423,800
  Comverse Technology, Inc. (a)                1,169           130,636
  General Motors Corp. -- Class H (a)          2,600            84,240
  Global Crossing Ltd. (a)                     8,600           203,175
  JDS Uniphase Corp. (a)                       1,000            81,438
  Lucent Technologies, Inc.                   14,359           334,744
  Nextel Communications, Inc. --
    Class A (a)                                3,000           115,312
  Nokia Oyj, (ADR)                             3,600           153,900
  Nortel Networks Corp.                       11,200           509,600
  QUALCOMM, Inc. (a)                           1,900           123,708
  SBC Communications, Inc.                     8,116           468,192
  Scientific-Atlanta, Inc.                     4,000           273,750
  Sprint Corp., (PCS Group) Series 1(a)        3,800           144,875

The accompanying notes are an integral part of these financial statements.

                                                                           10---

CDC MPT+ FUNDS -- U.S. CORE EQUITY FUND
Schedule of Investments, October 31, 2000

----------------------------------------------------------------------
NAME OF ISSUER                                             MARKET
AND TITLE OF ISSUE                          SHARES         VALUE
----------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT &
  SERVICES (CONTINUED)
  Verizon Communications                      13,930  $        805,328
  WorldCom, Inc.                               8,400           199,500
                                                      ----------------
                                                             4,697,370
                                                      ----------------
TOBACCO -- 0.9%
  Philip Morris Co.                            8,300           303,988
                                                      ----------------
UTILITIES - ELECTRIC -- 2.2%
  Dominion Resources, Inc.                     2,200           131,037
  Duke Energy Corp.                            2,800           242,025
  Reliant Energy, Inc.                         3,900           161,119
  TXU Corp.                                    6,400           237,200
                                                      ----------------
                                                               771,381
                                                      ----------------
----------------------------------------------------------------------
TOTAL COMMON STOCK --
  (COST $31,007,511)                                        33,485,807
----------------------------------------------------------------------

----------------------------------------------------------------------
NAME OF ISSUER                                             MARKET
AND TITLE OF ISSUE                        PRINCIPAL        VALUE
----------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 5.9%
----------------------------------------------------------------------
  Westdeutsche Landesbank Girozentrale
    6.625% due 11/01/2000                 $2,112,000  $      2,112,000
----------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT -- (COST $2,112,000)
                                                             2,112,000
----------------------------------------------------------------------
TOTAL INVESTMENTS --
  (COST $33,119,511*) -- 99.5%                              35,597,807
----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 0.5%
                                                               192,296
----------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $     35,790,103
======================================================================

(a)  Non-income producing security
(ADR) American Depository Receipt
  * Aggregate cost for Federal tax purposes is $33,148,066. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,407,714 and $2,957,973, respectively, resulting in net unrealized appreciation of $2,449,741.

SCHEDULE OF OPEN FUTURES CONTRACTS AT OCTOBER 31, 2000

-----------------------------------------------------------------------------------------------------
                                                                             TOTAL       UNREALIZED
NUMBER OF                                                                   CONTRACT   APPRECIATION/
CONTRACTS       CONTRACT DESCRIPTION                                         VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
    6      S&P 500 Index Future Dec. 2000  Long                            $2,160,300     $(17,966)

The accompanying notes are an integral part of these financial statements.

---11

                                        CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
                                       Schedule of Investments, October 31, 2000

--------------------------------------------------------------------
NAME OF ISSUER                                           MARKET
AND TITLE OF ISSUE                         SHARES        VALUE
--------------------------------------------------------------------
COMMON STOCK -- 93.0%
--------------------------------------------------------------------
AEROSPACE -- 1.1%
  Boeing Co.                                 2,200  $        149,187
  General Dynamics Corp.                       400            28,625
  Lockheed Martin Corp.                      1,700            60,945
  Raytheon Co. -- Class B                      800            27,350
  United Technologies Corp.                  1,500           104,719
                                                    ----------------
                                                             370,826
                                                    ----------------
AIRLINES -- 0.2%
  Delta Air Lines, Inc.                        800            37,800
  Southwest Airlines Co.                     1,600            45,600
                                                    ----------------
                                                              83,400
                                                    ----------------
ALUMINUM -- 0.2%
  Alcoa, Inc.                                2,000            57,375
                                                    ----------------
AUTOMOBILES & TRUCKS -- 0.8%
  Delphi Automotive Systems Corp.            2,800            43,925
  Ford Motor Co.                             2,701            70,565
  General Motors Corp.                       1,579            98,095
  Harley-Davidson, Inc.                        800            38,550
  Visteon Corp.                                497             8,791
                                                    ----------------
                                                             259,926
                                                    ----------------
BANKING -- 4.1%
  Bank of America Corp.                      4,400           211,475
  Bank of New York Co., Inc.                 2,300           132,394
  Bank One Corp.                             3,300           120,450
  BB&T Corp.                                 1,500            47,812
  Chase Manhattan Corp.                      3,750           170,625
  Fifth Third Bancorp                        1,200            61,650
  Firstar Corp.                              2,100            41,344
  FleetBoston Financial Corp.                2,929           111,302
  National City Corp.                        2,100            44,888
  Northern Trust Corp.                         600            51,225
  PNC Bank Corp.                               800            53,500
  SunTrust Banks, Inc.                         700            34,169
  U.S. Bancorp                               2,300            55,631
  Wachovia Corp.                               500            27,000
  Wells Fargo & Co.                          4,600           213,037
                                                    ----------------
                                                           1,376,502
                                                    ----------------
BEVERAGES -- 2.1%
  Coca-Cola Co.                              6,600           398,475
  Coca-Cola Enterprises, Inc.                1,600            29,400
  PepsiCo, Inc.                              3,700           179,219
  Seagram Co., Ltd.                          1,500            85,687
                                                    ----------------
                                                             692,781
                                                    ----------------
BREWERY -- 0.3%
  Anheuser-Busch Cos., Inc.                  2,400           109,800
                                                    ----------------
--------------------------------------------------------------------
NAME OF ISSUER                                           MARKET
AND TITLE OF ISSUE                         SHARES        VALUE
--------------------------------------------------------------------
BROADCASTING -- 0.3%
  Clear Channel Communications, Inc. (a)     1,500  $         90,094
                                                    ----------------
BUSINESS EQUIPMENT & SERVICES -- 1.6%
  Automatic Data Processing, Inc.            1,700           111,031
  Cendant Corp. (a)                          2,600            31,200
  Electronic Data Systems Corp.              1,500            70,406
  First Data Corp.                           1,000            50,125
  Interpublic Group Cos., Inc.                 800            34,350
  Lexmark International Group, Inc. --
    Class A (a)                                400            16,400
  McGraw-Hill Cos., Inc.                       500            32,094
  Network Appliance, Inc. (a)                  800            95,200
  Omnicom Group, Inc.                          600            55,350
  Pitney Bowes, Inc.                           600            17,813
  Unisys Corp. (a)                             900            11,475
  Xerox Corp.                                2,000            16,875
                                                    ----------------
                                                             542,319
                                                    ----------------
CHEMICALS -- 0.9%
  Air Products & Chemicals, Inc.             1,000            37,313
  Dow Chemical Co.                           2,400            73,500
  Du Pont (E.I.) de Nemours & Co.            3,300           149,737
  Praxair, Inc.                                700            26,075
  Rohm and Haas Co.                            900            27,056
                                                    ----------------
                                                             313,681
                                                    ----------------
COMPUTERS -- 7.6%
  3Com Corp.                                 1,000            17,750
  Apple Computer, Inc. (a)                   1,000            19,563
  Cisco Systems, Inc. (a)                   17,800           958,975
  Compaq Computer Corp.                      4,400           133,804
  Dell Computer Corp. (a)                    6,900           203,550
  Gateway, Inc. (a)                            900            46,449
  Hewlett-Packard Co.                        5,000           232,188
  International Business
    Machines Corp.                           4,400           433,400
  Palm, Inc. (a)                             1,483            79,433
  Sun Microsystems, Inc. (a)                 3,900           432,412
                                                    ----------------
                                                           2,557,524
                                                    ----------------
COMPUTER SOFTWARE -- 8.1%
  Adobe Systems, Inc.                        1,000            76,063
  America Online, Inc. (a)                   6,000           302,580
  BMC Software, Inc. (a)                       600            12,188
  Citrix Systems, Inc. (a)                     600            13,275
  Computer Associates International,
    Inc.                                     1,200            38,250
  Computer Sciences Corp. (a)                  500            31,500
  Compuware Corp. (a)                        1,500            11,813
  EMC Corp. (a)                              5,600           498,750
  Microsoft Corp. (a)                       13,500           929,812
  Novell, Inc. (a)                             700             6,300

The accompanying notes are an integral part of these financial statements.

                                                                           12---

CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
Schedule of Investments, October 31, 2000

--------------------------------------------------------------------
NAME OF ISSUER                                           MARKET
AND TITLE OF ISSUE                         SHARES        VALUE
--------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
  Oracle Corp. (a)                          15,200  $        501,600
  Siebel Systems, Inc. (a)                   1,000           104,937
  VERITAS Software Corp. (a)                 1,000           141,016
  Yahoo!, Inc. (a)                           1,300            76,212
                                                    ----------------
                                                           2,744,296
                                                    ----------------
CONSUMER GOODS -- 0.1%
  Avery Dennison Corp.                         500            25,250
                                                    ----------------
CRUISE LINES -- 0.1%
  Carnival Corp.                             1,900            47,144
                                                    ----------------
DIVERSIFIED MANUFACTURING
  OPERATIONS -- 6.4%
  Corning, Inc.                              2,100           160,650
  Eastman Kodak Co.                            700            31,413
  General Electric Co.                      25,100         1,375,794
  Honeywell International, Inc.              2,162           116,343
  Illinois Tool Works, Inc.                    600            33,337
  Minnesota Mining & Manufacturing Co.       1,100           106,287
  PPG Industries, Inc.                         700            31,238
  Textron, Inc.                                500            25,219
  Tyco International Ltd.                    5,000           283,437
                                                    ----------------
                                                           2,163,718
                                                    ----------------
ELECTRONIC COMPONENTS -- 2.5%
  Advanced Micro Devices, Inc. (a)             800            18,100
  Agilent Technologies, Inc. (a)               953            44,136
  Altera Corp. (a)                           1,000            40,937
  Broadcom Corp. -- Class A (a)                400            88,950
  Emerson Electric Co.                       1,600           117,500
  KLA-Tencor Corp. (a)                         800            27,050
  Linear Technology Corp.                      800            51,650
  LSI Logic Corp. (a)                        1,400            46,025
  Maxim Integrated Products, Inc. (a)          700            46,419
  Micron Technology, Inc. (a)                1,400            48,650
  Motorola, Inc.                             5,961           148,652
  Rockwell International Corp.                 600            23,588
  Solectron Corp. (a)                        1,600            70,400
  Teradyne, Inc. (a)                           500            15,625
  Xilinx, Inc. (a)                           1,000            72,437
                                                    ----------------
                                                             860,119
                                                    ----------------
ENVIRONMENTAL SERVICES -- 0.1%
  Waste Management, Inc.                     2,100            42,000
                                                    ----------------
FINANCIAL SERVICES -- 7.6%
  American Express Co.                       3,600           216,000
  Associates First Capital Corp. --
    Class A                                  2,300            85,387
  Capital One Financial Corp.                  500            31,563
  Charles Schwab Corp.                       3,600           126,450
--------------------------------------------------------------------
NAME OF ISSUER                                           MARKET
AND TITLE OF ISSUE                         SHARES        VALUE
--------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
  Citigroup, Inc.                           11,866  $        624,448
  Federal Home Loan
    Mortgage Corp.                           2,100           126,000
  Federal National Mortgage Association      2,900           223,300
  First Union Corp.                          2,900            87,906
  Franklin Resources, Inc.                     800            34,272
  Household International, Inc.              1,700            85,531
  J.P. Morgan & Co., Inc.                      500            82,750
  KeyCorp                                    1,600            39,500
  MBNA Corp.                                 2,400            90,150
  Mellon Financial Corp.                     1,700            82,025
  Merrill Lynch & Co., Inc.                  2,300           161,000
  Morgan Stanley Dean
    Witter & Co.                             2,900           232,906
  Providian Financial Corp.                    500            52,000
  Regions Financial Corp.                    1,000            23,563
  State Street Corp.                           400            49,896
  Washington Mutual, Inc.                    2,400           105,600
                                                    ----------------
                                                           2,560,247
                                                    ----------------
FOOD -- 1.2%
  Campbell Soup Co.                            900            26,325
  ConAgra, Inc.                              1,700            36,338
  General Mills, Inc.                          800            33,400
  H.J. Heinz Co.                             1,000            41,937
  Kellogg Co.                                1,500            38,062
  Quaker Oats Co.                              400            32,625
  Sara Lee Corp.                             2,900            62,531
  Unilever NV, (ADR)                         1,900            96,544
  Wm. Wrigley Jr. Co.                          400            31,675
                                                    ----------------
                                                             399,437
                                                    ----------------
HEALTH CARE MANAGEMENT -- 0.7%
  HCA-The Healthcare Corp.                   3,800           151,762
  McKesson HBOC, Inc.                          800            22,450
  UnitedHealth Group, Inc.                     500            54,688
                                                    ----------------
                                                             228,900
                                                    ----------------
HOME BUILDING & PRODUCTS -- 0.2%
  Lowe's Cos., Inc.                          1,000            45,688
  Weyerhaeuser Co.                             700            32,856
                                                    ----------------
                                                              78,544
                                                    ----------------
HOUSEHOLD APPLIANCES -- 0.0%
  Black & Decker Corp.                         400            15,050
                                                    ----------------
HOUSEHOLD & PERSONAL CARE -- 1.8%
  Clorox Co.                                   600            26,775
  Colgate-Palmolive Co.                      1,600            94,016
  Gillette Co.                               3,000           104,625
  Kimberly-Clark Corp.                       2,000           132,000
  Procter & Gamble Co.                       3,700           264,319
                                                    ----------------
                                                             621,735
                                                    ----------------

The accompanying notes are an integral part of these financial statements.

---13

                                        CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
                                       Schedule of Investments, October 31, 2000

--------------------------------------------------------------------
NAME OF ISSUER                                           MARKET
AND TITLE OF ISSUE                         SHARES        VALUE
--------------------------------------------------------------------
INSURANCE -- 3.4%
  Aetna, Inc.                                  400  $         23,125
  AFLAC, Inc.                                  600            43,838
  Allstate Corp.                             2,000            80,500
  American General Corp.                       600            48,300
  American International
    Group, Inc.                              5,962           584,276
  Aon Corp.                                    500            20,719
  Chubb Corp.                                  600            50,662
  CIGNA Corp.                                  500            60,975
  Conseco, Inc.                              1,000             6,938
  Hartford Financial Services Group,
    Inc.                                       700            52,106
  Lincoln National Corp.                       600            29,025
  Loews Corp.                                  600            54,562
  Marsh & McLennan Cos., Inc.                  600            78,450
  Progressive Corp.                            300            29,475
                                                    ----------------
                                                           1,162,951
                                                    ----------------
MACHINERY & EQUIPMENT -- 0.4%
  Baker Hughes, Inc.                           900            30,938
  Briggs & Stratton Corp.                      400            14,275
  Caterpillar, Inc.                          1,000            35,062
  Ingersoll-Rand Co.                           600            22,650
  Johnson Controls, Inc.                       400            23,850
                                                    ----------------
                                                             126,775
                                                    ----------------
MEDICAL PRODUCTS & SUPPLIES -- 2.2%
  Baxter International, Inc.                   800            65,750
  Boston Scientific Corp. (a)                1,000            15,938
  Edwards Lifesciences Corp. (a)               160             2,150
  Guidant Corp. (a)                            700            37,056
  Johnson & Johnson                          3,700           340,862
  MedImmune, Inc. (a)                          600            39,225
  Medtronic, Inc.                            3,400           184,663
  PE Corp-PE Biosystems Group                  500            58,500
                                                    ----------------
                                                             744,144
                                                    ----------------
MULTIMEDIA -- 2.3%
  Gannett Co., Inc.                            700            40,600
  Time Warner, Inc.                          3,400           258,094
  Tribune Co.                                  600            22,237
  Viacom, Inc. -- Class B (a)                4,595           261,341
  Walt Disney Co.                            5,700           204,131
                                                    ----------------
                                                             786,403
                                                    ----------------
OIL & GAS -- 6.2%
  Burlington Resources, Inc.                   900            32,400
  Chevron Corp.                              1,900           156,037
  Conoco, Inc. -- Class B                    2,100            57,094
  Enron Corp.                                2,100           172,331
  Exxon Mobil Corp.                          9,236           823,736
  Halliburton Co.                            1,000            37,063
  Phillips Petroleum Co.                     1,000            61,750
  Royal Dutch Petroleum Co., (ADR)           6,100           362,187
--------------------------------------------------------------------
NAME OF ISSUER                                           MARKET
AND TITLE OF ISSUE                         SHARES        VALUE
--------------------------------------------------------------------
OIL & GAS (CONTINUED)
  Schlumberger Ltd.                          1,600  $        121,800
  Texaco, Inc.                               1,700           100,406
  The Coastal Corp.                            600            45,263
  Transocean Sedco Forex, Inc.                 309            16,377
  Unocal Corp.                               1,000            34,125
  USX-Marathon Group                         1,000            27,188
  Williams Cos., Inc.                          900            37,631
                                                    ----------------
                                                           2,085,388
                                                    ----------------
PAPER & RELATED PRODUCTS -- 0.3%
  Georgia-Pacific Group                        600            16,125
  International Paper Co.                    1,900            69,588
                                                    ----------------
                                                              85,713
                                                    ----------------
PHARMACEUTICALS -- 8.6%
  Abbott Laboratories                        4,200           221,812
  American Home Products Corp.               3,700           234,950
  Amgen, Inc. (a)                            3,000           173,813
  Bristol-Myers Squibb Co.                   5,000           304,687
  Cardinal Health, Inc.                        900            85,275
  Lilly (Eli) & Co.                          3,000           268,125
  Merck & Co., Inc.                          5,700           512,644
  Pfizer, Inc.                              15,850           684,522
  Pharmacia Corp.                            3,685           202,675
  Schering-Plough Corp.                      4,100           211,919
                                                    ----------------
                                                           2,900,422
                                                    ----------------
RESTAURANTS -- 0.4%
  McDonald's Corp.                           4,000           124,000
  Tricon Global Restaurants, Inc. (a)          400            12,000
                                                    ----------------
                                                             136,000
                                                    ----------------
RETAIL -- 5.1%
  Albertson's, Inc.                          1,500            35,531
  Avon Products, Inc.                          600            29,100
  Best Buy Co., Inc. (a)                       500            25,094
  Circuit City Stores-Circuit City Group       800            10,600
  Costco Wholesale Corp. (a)                 1,400            51,275
  CVS Corp.                                    800            42,350
  Federated Department
    Stores, Inc. (a)                           700            22,794
  Gap, Inc.                                  2,400            61,950
  Home Depot, Inc.                           6,150           264,450
  J.C. Penney Co., Inc.                        900            10,519
  Kohl's Corp. (a)                             900            48,769
  Kroger Co. (a)                             2,800            63,175
  Limited, Inc.                              1,200            30,300
  Mattel, Inc.                               1,900            24,581
  May Department Stores Co.                    900            23,625
  NIKE, Inc. -- Class B                        700            27,956
  Office Depot, Inc. (a)                     1,000             8,313
  RadioShack Corp.                             400            23,850
  Safeway, Inc. (a)                          1,600            87,500

The accompanying notes are an integral part of these financial statements.

                                                                           14---

CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
Schedule of Investments, October 31, 2000

--------------------------------------------------------------------
NAME OF ISSUER                                           MARKET
AND TITLE OF ISSUE                         SHARES        VALUE
--------------------------------------------------------------------
RETAIL (CONTINUED)
  Sears, Roebuck & Co.                       1,000  $         29,730
  Staples, Inc. (a)                          1,000            14,250
  Target Corp.                               2,400            66,300
  TJX Cos., Inc.                               900            24,525
  Too, Inc. (a)                                 85             1,950
  Wal-Mart Stores, Inc.                     12,300           558,112
  Walgreen Co.                               2,900           132,312
                                                    ----------------
                                                           1,718,911
                                                    ----------------
SEMICONDUCTORS -- 3.2%
  Applied Materials, Inc. (a)                1,800            95,625
  Intel Corp.                               16,600           747,000
  National Semiconductor Corp. (a)           1,100            28,600
  Texas Instruments, Inc.                    4,200           206,062
                                                    ----------------
                                                           1,077,287
                                                    ----------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES -- 9.9%
  ADC Telecommunications, Inc. (a)           1,600            34,200
  ALLTEL Corp.                               1,000            64,438
  Analog Devices, Inc. (a)                   1,000            65,000
  AT & T Corp.                              10,622           246,298
  Avaya Inc. (a)                               716             9,621
  BellSouth Corp.                            5,200           251,225
  Comcast Corp. -- Class A(a)                2,100            85,575
  Comverse Technology, Inc. (a)                600            67,050
  Global Crossing Ltd. (a)                   1,800            42,525
  JDS Uniphase Corp. (a)                     2,600           211,737
  Lucent Technologies, Inc.                  8,600           200,487
  Nextel Communications, Inc. --
    Class A (a)                              1,700            65,344
  Nortel Networks Corp.                      7,400           336,700
  QUALCOMM, Inc. (a)                         2,000           130,219
  Qwest Communications International,
    Inc. (a)                                 3,593           174,710
  SBC Communications, Inc.                   8,700           501,881
  Scientific-Atlanta, Inc.                     500            34,219
  Sprint Corp., (FON Group)                  2,000            51,000
  Sprint Corp., (PCS Group)
    Series 1(a)                              2,000            76,250
  Tellabs, Inc. (a)                          1,400            69,912
  Verizon Communications                     7,616           440,300
  WorldCom, Inc. (a)                         7,950           188,812
                                                    ----------------
                                                           3,347,503
                                                    ----------------
TOBACCO -- 0.7%
  Philip Morris Co.                          6,600           241,726
                                                    ----------------
TRANSPORTATION -- 0.3%
  Burlington Northern Santa Fe Corp.         1,000  $         26,562
--------------------------------------------------------------------
NAME OF ISSUER                                           MARKET
AND TITLE OF ISSUE                         SHARES        VALUE
--------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
  FedEx Corp. (a)                              700  $         32,802
  Norfolk Southern Corp.                     1,000            14,125
  Union Pacific Corp.                          500            23,438
                                                    ----------------
                                                              96,927
                                                    ----------------
UTILITIES - ELECTRIC -- 2.0%
  Ameren Corp.                                 700            27,825
  Consolidated Edison, Inc.                    800            28,150
  Constellation Energy Group                   800            33,350
  Dominion Resources, Inc.                     600            35,738
  Duke Energy Corp.                          1,100            95,081
  Edison International                       2,300            54,912
  Exelon Corp.                               1,413            84,927
  FPL Group, Inc.                              800            52,800
  PG&E Corp.                                 1,000            26,938
  Reliant Energy, Inc.                         800            33,050
  Southern Co.                               2,900            85,187
  The AES Corp. (a)                          1,000            56,500
  TXU Corp.                                  1,700            63,006
                                                    ----------------
                                                             677,464
                                                    ----------------
--------------------------------------------------------------------
TOTAL COMMON STOCK --
  (COST $30,167,808)                                      31,428,282
--------------------------------------------------------------------

-----------------------------------------------------------------
                                          PRINCIPAL
-----------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 3.9%
-----------------------------------------------------------------
  Westdeutsche Landesbank Girozentrale
    6.625% due 11/1/2000                  $1,323,000    1,323,000
-----------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT --
  (COST $1,323,000)                                     1,323,000
-----------------------------------------------------------------
TOTAL INVESTMENTS --
  (COST $31,490,808*) -- 96.9%                         32,751,282
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 3.1%                   1,035,142
-----------------------------------------------------------------
NET ASSETS -- 100.0%                                  $33,786,424
=================================================================

(a)  Non-income producing security
ADR  American Depository Receipt
  * Aggregate cost for Federal tax purposes is $31,490,808. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,372,450 and $4,111,976, respectively, resulting in net unrealized appreciation of $1,260,474.

The accompanying notes are an integral part of these financial statements.

---15

                                        CDC MPT+ FUNDS -- AGGRESSIVE EQUITY FUND
                                       Schedule of Investments, October 31, 2000

SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS AT OCTOBER 31, 2000

--------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                          IN EXCHANGE      VALUE      APPRECIATION/
CONTRACT DESCRIPTION             DELIVERY DATE        FOREIGN CURRENCY    FOR U.S. $     IN U.S. $    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
Australian Dollar (buy)    November 9, 2000                   1,370,000   $   730,443    $  710,201      $(20,242)
Canadian Dollar (buy)      November 9, 2000                   6,240,000     4,114,304     4,085,905       (28,399)
Canadian Dollar (sell)     November 9, 2000                  12,783,000     8,533,378     8,370,212       163,166
Euro (buy)                 November 9, 2000                   3,147,000     2,737,890     2,671,677       (66,213)
Pound Sterling (sell)      November 9, 2000                     342,000       494,453       496,305        (1,852)
Japanese Yen (sell)        November 9, 2000                 104,000,000       960,296       954,707         5,589
                                                                          -----------                    --------
                                                                          $17,570,764                    $ 52,049
                                                                          ===========                    ========

SCHEDULE OF OPEN FUTURES CONTRACTS AT OCTOBER 31, 2000

-------------------------------------------------------------------------------------------------
                                                    FOREIGN           TOTAL         UNREALIZED
NUMBER OF                                           NOTIONAL         CONTRACT      APPRECIATION/
CONTRACTS    CONTRACT DESCRIPTION                    AMOUNT           VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------
     59    Australian Share Price
           Index Future Dec. 2000     Long           4,906,675     $  2,529,306      $ (36,057)
     26    S&P/Toronto 60 Index
           Future Dec. 2000           Long           3,356,400        1,943,814       (259,373)
     14    Canadian 10 Year Bond
           Future Dec. 2000           Long           1,416,970          927,483         (2,640)
     12    Swiss Fed Bond Future
           Dec. 2000                  Short         (1,397,520)        (774,527)         2,703
     21    CAC 40 Euro Index Future
           Nov. 2000                  Long           1,314,700        1,146,448         30,297
      4    DAX Index Future Dec.
           2000                       Long             712,400          604,757            (10)
      3    IBEX 35 Index Future Nov.
           2000                       Long             312,495          264,920           (375)
      2    Spanish 10 Year Bond
           Future Dec. 2000           Long             175,900          149,729            403
     52    Euro-BOBL Bond Future
           Dec. 2000                  Long           5,355,690        4,572,311         25,734
    115    Euro-Bond Future Dec.
           2000                       Short        (12,095,060)     (10,295,374)       (28,171)
     35    Long Gilt Future Dec.
           2000                       Short         (3,926,670)      (5,763,034)       (72,613)
      2    FTSE 100 Index Future
           Dec. 2000                  Short           (128,270)        (188,106)        (2,224)
     26    Tokyo Price Index Future
           Dec. 2000                  Short       (387,175,000)      (3,287,851)       262,586
      6    Japanese 10 Year Bond
           Future Dec. 2000           Short       (793,140,000)      (7,336,451)       (63,274)
     33    US 10 Year Note Future
           Dec. 2000                  Short                N/A       (3,323,203)        14,846
                                                                   ------------      ---------
                                                                   $(18,829,778)     $(128,168)
                                                                   ============      =========

The accompanying notes are an integral part of these financial statements.

                                                                           16---

CDC MPT+ FUNDS -- GLOBAL INDEPENDENCE FUND
Schedule of Investments, October 31, 2000

----------------------------------------------------------------------
NAME OF ISSUER                                             MARKET
AND TITLE OF ISSUE                        PRINCIPAL        VALUE
----------------------------------------------------------------------
GOVERNMENT AND AGENCY
  SECURITIES -- 84.3%
----------------------------------------------------------------------
  Federal Home Loan Bank 6.42%+ due
    11/17/2000                            $2,800,000  $      2,792,123
  Federal Home Loan Bank 6.44%+ due
    12/06/2000                             5,000,000         4,969,132
  Federal Home Loan Bank 6.47%+ due
    01/26/2001                             7,000,000         6,893,312
  Federal Home Loan Mortgage 6.44%+ due
    11/07/2000                             3,500,000         3,496,296
  Federal Home Loan Mortgage 6.44%+ due
    11/21/2000                             4,000,000         3,985,889
  Federal National Mortgage Association
    6.44%+ due 11/30/2000                  6,500,000         6,466,722
                                                      ----------------
                                                            28,603,474
                                                      ----------------
----------------------------------------------------------------------
TOTAL GOVERNMENT AND AGENCY SECURITIES --
  (COST $28,603,474)                                        28,603,474
----------------------------------------------------------------------
----------------------------------------------------------------------
NAME OF ISSUER                                             MARKET
AND TITLE OF ISSUE                        PRINCIPAL        VALUE
----------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 10.0%
----------------------------------------------------------------------
  Westdeutsche Landesbank Girozentrale
    6.625% due 11/01/2000                 $3,375,000  $      3,375,000
----------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT -- (COST $3,375,000)
                                                             3,375,000
----------------------------------------------------------------------
TOTAL INVESTMENTS -- (COST $31,978,474*) -- 94.3%
                                                            31,978,474
----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 5.7%                        1,944,444
----------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $     33,922,918
======================================================================

  *  Aggregate cost for Federal tax purposes is $31,978,474.
  +  Rate represents annualized yield at date of purchase.

The accompanying notes are an integral part of these financial statements.

---17

                                      CDC MPT+ FUNDS -- GLOBAL INDEPENDENCE FUND
                                       Schedule of Investments, October 31, 2000

SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS AT OCTOBER 31, 2000

------------------------------------------------------------------------------------------------------------------
                                                                                                      UNREALIZED
                                                                        IN EXCHANGE      VALUE      APPRECIATION/
CONTRACT DESCRIPTION             DELIVERY DATE        FOREIGN CURRENCY   FOR U.S. $    IN U.S. $    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Australian Dollar (buy)    November 9, 2000                  2,871,000  $ 1,530,731   $ 1,488,312      $(42,419)
Canadian Dollar (buy)      November 9, 2000                 11,560,000    7,622,012     7,569,401       (52,611)
Canadian Dollar (sell)     November 9, 2000                 23,457,000   15,658,878    15,359,466       299,412
Swiss Franc (buy)          November 9, 2000                  2,890,000    1,625,312     1,609,153       (16,159)
Swiss Franc (sell)         November 9, 2000                    385,000      220,252       214,368         5,884
Euro (buy)                 November 9, 2000                  6,040,000    5,156,010     5,127,719       (28,291)
Pound Sterling (buy)       November 9, 2000                  1,707,000    2,467,929     2,477,174         9,245
Pound Sterling (sell)      November 9, 2000                  1,707,000    2,472,077     2,477,174        (5,097)
Japanese Yen (sell)        November 9, 2000                536,000,000    4,933,233     4,920,413        12,820
                                                                        -----------                    --------
                                                                        $41,686,434                    $182,784
                                                                        ===========                    ========

SCHEDULE OF OPEN FUTURES CONTRACTS AT OCTOBER 31, 2000

------------------------------------------------------------------------------------------------
                                                    FOREIGN           TOTAL         UNREALIZED
NUMBER OF                                           NOTIONAL         CONTRACT     APPRECIATION/
CONTRACTS    CONTRACT DESCRIPTION                    AMOUNT           VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------
     34    Australian Share Price
           Index Future Dec. 2000     Long            2,855,375    $  1,457,566     $ (35,313)
      6    Australian 10 Year Bond
           Future Dec. 2000           Long              860,002         448,066        (1,558)
     50    S&P/Toronto 60 Index
           Future Dec. 2000           Long            6,214,860       3,738,103      (341,426)
      2    Swiss Fed Bond Future
           Dec. 2000                  Short            (232,920)       (129,088)          451
     26    CAC 40 Euro Index Future
           Nov. 2000                  Long            1,627,720       1,419,412        37,513
     12    DAX Index Future Dec.
           2000                       Short          (1,920,300)     (1,814,269)     (184,157)
      1    Milan 30 Index Future
           Dec. 2000                  Long              231,700         203,184         6,494
      5    Spanish 10 Year Bond
           Future Dec. 2000           Long              438,660         374,322         1,933
     47    Euro-BOBL Bond Future
           Dec. 2000                  Long            4,840,710       4,132,666        23,268
     97    Euro-Bond Future Dec.
           2000                       Short         (10,250,590)     (8,683,924)       17,554
     62    Long Gilt Future Dec.
           2000                       Short          (6,959,270)    (10,208,802)     (123,621)
     19    FTSE 100 Index Future
           Dec. 2000                  Long            1,192,575       1,787,009        58,670
     38    Tokyo Price Index Future
           Dec. 2000                  Short        (566,080,000)     (4,805,319)      385,695
     11    Japanese 10 Year Bond
           Future Dec. 2000           Short      (1,459,700,000)    (13,450,160)      (64,558)
     15    S&P 500 Index Future Dec.
           2000                       Long                  N/A       5,400,750       131,554
     51    US 10 Year Note Future
           Dec. 2000                  Short                 N/A      (5,135,860)       23,318
                                                                   ------------     ---------
                                                                   $(25,266,344)    $ (64,183)
                                                                   ============     =========

The accompanying notes are an integral part of these financial statements.

                                                                           18---

CDC MPT+ FUNDS
Statements of Assets and Liabilities
October 31, 2000

---------------------------------------------------------------------------
                                                                  GLOBAL
                                      U.S. CORE   AGGRESSIVE   INDEPENDENCE
                                     EQUITY FUND  EQUITY FUND      FUND
---------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  market value                       $35,597,807  $32,751,282  $31,978,474
Cash                                     118,085      967,649    1,677,826
Receivable for investments sold          115,276            0            0
Receivable for forward currency
  contracts                                    0       52,049      182,784
Futures variation margin                  43,500      108,913      211,476
Dividends and interest receivable         16,541       22,039          621
Prepaid expenses                           2,699        3,152        3,153
Reimbursement due from Adviser            40,154       43,889       42,406
---------------------------------------------------------------------------
    Total Assets                      35,934,062   33,948,973   34,096,740
---------------------------------------------------------------------------
LIABILITIES:
Advisory fee                              81,199       97,231      104,889
Trustees fees                              5,177        5,177        5,177
Administration fee                         7,965        7,965        7,965
Transfer agent fee                         3,420        2,598        4,406
Custodian fees                            11,151       14,051       16,284
Other accrued expenses                    35,047       35,527       35,101
---------------------------------------------------------------------------
    Total Liabilities                    143,959      162,549      173,822
---------------------------------------------------------------------------
Net Assets                           $35,790,103  $33,786,424  $33,922,918
===========================================================================
NET ASSETS CONSIST OF:
Paid in capital                      $33,259,090  $32,121,098  $30,386,111
Undistributed net investment income            0            0    1,031,585
Accumulated net realized gain on
  investments, futures contracts
  and foreign currency transactions       70,683      484,548    2,365,247
Net unrealized appreciation on
  investments and other net assets     2,460,330    1,180,778      139,975
---------------------------------------------------------------------------
    Net Assets                       $35,790,103  $33,786,424  $33,922,918
===========================================================================
INSTITUTIONAL SHARES:
Shares of beneficial interest
  outstanding, no par value
  (Unlimited Authorized)               3,332,980    3,224,341    3,020,459
===========================================================================
Net asset value, offering and
  redemption price per share*        $     10.74  $     10.48  $     11.23
===========================================================================
Investments, at cost                 $33,119,511  $31,490,808  $31,978,474
===========================================================================

  *  Shares held less than 90 days are subject to a 1.00% redemption fee.

The accompanying notes are an integral part of these financial statements.

---19

                                                                  CDC MPT+ FUNDS
                                                        Statements of Operations
                                             For the year ended October 31, 2000

---------------------------------------------------------------------------
                                                                  GLOBAL
                                      U.S. CORE   AGGRESSIVE   INDEPENDENCE
                                     EQUITY FUND  EQUITY FUND      FUND
---------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld of $1,447, $1,842
    and $0 respectively)             $   336,091  $   355,303  $         0
  Interest                               108,001      195,007    1,954,286
                                     -----------  -----------  -----------
    Total investment income              444,092      550,310    1,954,286
                                     -----------  -----------  -----------
EXPENSES:
  Investment advisory                    666,892      864,625      638,316
  Administrative                          92,757       92,757       92,757
  Audit                                   32,418       32,418       32,418
  Custodian                              128,184      170,233      164,058
  Legal                                   14,053       14,053       14,053
  Transfer agent                          33,441       30,369       33,626
  Registration                            21,211       15,944       15,581
  Trustees                                28,896       28,896       28,896
  Miscellaneous                           16,286       16,285       16,283
                                     -----------  -----------  -----------
    Total expenses                     1,034,138    1,265,580    1,035,988
    Less expenses reimbursed by the
      investment adviser                (240,607)    (279,800)    (283,339)
                                     -----------  -----------  -----------
    Net expenses                         793,531      985,780      752,649
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)            (349,439)    (435,470)   1,201,637
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS, FUTURES
  CONTRACTS, AND FOREIGN CURRENCY:
  Net realized gain (loss) on
    investments                          450,814      263,423         (824)
  Net realized gain on futures
    contracts                             89,991       91,909      688,071
  Net realized gain on foreign
    currency                                   0      509,275    1,766,212
  Net change in unrealized
    appreciation/(depreciation) on
    investments, and futures
    contracts                          2,225,621    1,212,815      (19,150)
                                     -----------  -----------  -----------
  Net realized and unrealized gain
    on investments, futures
    contracts, and foreign currency    2,766,426    2,077,422    2,434,309
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS          $ 2,416,987  $ 1,641,952  $ 3,635,946
===========================================================================

The accompanying notes are an integral part of these financial statements.

                                                                           20---

CDC MPT+ FUNDS
Statements of Changes in Net Assets

-----------------------------------------------------------------------------
                                                   U.S. CORE EQUITY
                                          -----------------------------------
                                             YEAR ENDED       PERIOD ENDED
                                          OCTOBER 31, 2000  OCTOBER 31, 1999*
-----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss                     $      (349,439)  $        (87,247)
  Net realized gain/(loss)                        540,805           (117,618)
  Net change in unrealized appreciation
    on investments and futures contracts        2,225,621            234,709
                                          ----------------  ----------------
    Net increase in net assets from
      operations                                2,416,987             29,844
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 0                  0
  Net realized gain on investments                 (3,065)                 0
-----------------------------------------------------------------------------
FROM FUND SHARES TRANSACTIONS:
  Proceeds of shares sold                       4,537,864         29,256,912
  Shares issued to shareholders in
    reinvestment of distributions                   3,064                  0
  Cost of redemptions                            (484,837)                 0
                                          ----------------  ----------------
    Net increase in net assets from Fund
      share transactions                        4,056,091         29,256,912
-----------------------------------------------------------------------------
Net increase in net assets                      6,470,013         29,286,756
-----------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                            29,320,090             33,334
                                          ----------------  ----------------
  End of year (a)                         $    35,790,103   $     29,320,090
=============================================================================
(a) Including undistributed net
  investment income                       $             0   $              0

  *  From July 1, 1999, commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

---21

                                                                  CDC MPT+ FUNDS
                                 Statements of Changes in Net Assets (CONTINUED)

-----------------------------------------------------------------------------
                                                AGGRESSIVE EQUITY FUND
                                          -----------------------------------
                                             YEAR ENDED       PERIOD ENDED
                                          OCTOBER 31, 2000  OCTOBER 31, 1999*
-----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss                     $      (435,470)  $       (107,250)
  Net realized gain                               864,607            381,240
  Net change in unrealized
    appreciation/(depreciation) on
    investments and
    futures contracts                           1,212,815            (32,037)
                                          ----------------  ----------------
    Net increase in net assets from
      operations                                1,641,952            241,953
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 0                  0
  Net realized gain on investments               (327,705)                 0
-----------------------------------------------------------------------------
FROM FUND SHARES TRANSACTIONS:
  Proceeds of shares sold                       7,001,578         25,410,650
  Shares issued to shareholders in
    reinvestment of distributions                 230,649                  0
  Cost of redemptions                            (445,986)                 0
                                          ----------------  ----------------
    Net increase in net assets from Fund
      share transactions                        6,786,241         25,410,650
-----------------------------------------------------------------------------
Net increase in net assets                      8,100,488         25,652,603
-----------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                            25,685,936             33,333
                                          ----------------  ----------------
  End of year (a)                         $    33,786,424   $     25,685,936
=============================================================================
(a) Including undistributed net
  investment income                       $             0   $              0

  *  From July 1, 1999, commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

                                                                           22---

CDC MPT+ FUNDS
Statements of Changes in Net Assets (CONTINUED)

-----------------------------------------------------------------------------
                                               GLOBAL INDEPENDENCE FUND
                                          -----------------------------------
                                             YEAR ENDED       PERIOD ENDED
                                          OCTOBER 31, 2000  OCTOBER 31, 1999*
-----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income                   $     1,201,637   $        267,249
  Net realized gain                             2,453,459            681,877
  Net change in unrealized
    appreciation/(depreciation) on
    investments and
    futures contracts                             (19,150)           159,125
                                          ----------------  ----------------
    Net increase in net assets from
      operations                                3,635,946          1,108,251
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (437,301)                 0
  Net realized gain on investments               (770,089)                 0
-----------------------------------------------------------------------------
FROM FUND SHARES TRANSACTIONS:
  Proceeds of shares sold                       4,016,307         25,651,050
  Shares issued to shareholders in
    reinvestment of distributions                 873,447                  0
  Cost of redemptions                            (188,026)                 0
                                          ----------------  ----------------
    Net increase in net assets from Fund
      share transactions                        4,701,728         25,651,050
-----------------------------------------------------------------------------
Net increase in net assets                      7,130,284         26,759,301
-----------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                            26,792,634             33,333
                                          ----------------  ----------------
  End of year (a)                         $    33,922,918   $     26,792,634
=============================================================================
(a) Including undistributed net
  investment income                       $     1,031,585   $        267,249

  *  From July 1, 1999, commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

---23

                                                                  CDC MPT+ FUNDS
                                                            Financial Highlights

-----------------------------------------------------------------------------
                                                  U.S. CORE EQUITY --
                                                 INSTITUTIONAL SHARES
                                          -----------------------------------
                                               YEAR              PERIOD
                                               ENDED             ENDED
                                             10/31/00         10/31/99(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.01              $10.00
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                            (0.10)              (0.03)
    Net realized and unrealized gain on
      investments, futures contracts,
      and foreign currency transactions             0.83                0.04
                                          --------------   -----------------
        Total from investment operations            0.73                0.01
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Distributions from net realized
      gains                                         0.00*               0.00
                                          --------------   -----------------
        Total distributions                         0.00                0.00
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.74              $10.01
=============================================================================

TOTAL RETURN (b)                                   7.30%               0.10%
=============================================================================

RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)  $       35,790   $          29,320
    Ratio of operating expenses to
      average net assets                           2.19%               2.07%(c)
    Ratio of net investment loss to
      average net assets                         (0.97)%             (0.93)%(c)
    Ratio of operating expenses to
      average net assets without
      expenses reimbursed by investment
      adviser                                      2.86%               3.22%(c)
    Portfolio turnover                               89%                 42%
=============================================================================

  *  Amount is less than $.01.
(a) The CDC MPT+ Funds - Institutional shares commenced investment operations on July 1, 1999.
(b) Total return represents aggregate total return for the period indicated and assumes the reinvestment of all distributions.
(c)  Annualized.

The accompanying notes are an integral part of these financial statements.

                                                                           24---

CDC MPT+ FUNDS
Financial Highlights (CONTINUED)

-----------------------------------------------------------------------------
                                                 AGGRESSIVE EQUITY --
                                                 INSTITUTIONAL SHARES
                                          -----------------------------------
                                               YEAR              PERIOD
                                               ENDED             ENDED
                                             10/31/00         10/31/99(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.10              $10.00
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                            (0.14)              (0.04)
    Net realized and unrealized gain on
      investments, futures contracts,
      and foreign currency transactions             0.62                0.14
                                          --------------   -----------------
        Total from investment operations            0.48                0.10
                                          --------------   -----------------
LESS DISTRIBUTIONS:
    Distributions from net realized
      gains                                        (0.10)                  0
                                          --------------   -----------------
        Total distributions                        (0.10)                  0
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.48              $10.10
=============================================================================

TOTAL RETURN (b)                                   4.77%               1.00%
=============================================================================

RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)  $       33,786   $          25,686
    Ratio of operating expenses to
      average net assets                           2.85%               2.89%(c)
    Ratio of net investment loss to
      average net assets                         (1.26)%             (1.31)%(c)
    Ratio of operating expenses to
      average net assets without
      expenses reimbursed by investment
      adviser                                      3.66%               4.43%(c)
    Portfolio turnover                             6.48%               0.35%
=============================================================================

(a) The CDC MPT+ Funds - Institutional shares commenced investment operations on July 1, 1999.
(b) Total return represents aggregate total return for the period indicated and assumes the reinvestment of all distributions.
(c)  Annualized.

The accompanying notes are an integral part of these financial statements.

---25

                                                                  CDC MPT+ FUNDS
                                                Financial Highlights (CONTINUED)

-----------------------------------------------------------------------------
                                                        GLOBAL
                                                    INDEPENDENCE --
                                                 INSTITUTIONAL SHARES
                                          -----------------------------------
                                               YEAR              PERIOD
                                               ENDED             ENDED
                                             10/31/00         10/31/99(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.43              $10.00
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                           0.39                0.10
    Net realized and unrealized gain on
      investments, futures contracts,
      and foreign currency transactions             0.82                0.33
                                          --------------   -----------------
        Total from investment operations            1.21                0.43
                                          --------------   -----------------
LESS DISTRIBUTIONS:
    Distributions from net investment
      income                                       (0.15)                  0
    Distributions from net realized
      gains                                        (0.26)                  0
                                          --------------   -----------------
        Total distributions                        (0.41)                  0
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.23              $10.43
=============================================================================

TOTAL RETURN (b)                                  11.92%               4.30%
=============================================================================

RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)         $33,923             $26,793
    Ratio of operating expenses to
      average net assets                           2.30%               2.11%(c)
    Ratio of net investment income to
      average net assets                           3.68%               3.10%(c)
    Ratio of operating expenses to
      average net assets without
      expenses reimbursed by investment
      adviser                                      3.17%               3.49%(c)
    Portfolio turnover                                0%                  0%
=============================================================================

(a) The CDC MPT+ Funds - Institutional shares commenced investment operations on July 1, 1999.
(b) Total return represents aggregate total return for the period indicated and assumes the reinvestment of all distributions.
(c)  Annualized.

The accompanying notes are an integral part of these financial statements.

                                                                           26---

CDC MPT+ FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A-ORGANIZATION

    CDC MPT+ Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust consists of three funds, each having distinct investment objectives and policies: U.S. Core Equity Fund (diversified portfolio), Aggressive Equity Fund (non-diversified portfolio), and Global Independence Fund (non-diversified portfolio), (individually, the "Fund", and collectively, the "Funds"). The Trust currently offers Institutional shares of each Fund and may offer Investor shares in the future.

    The Trust was organized as a Delaware business trust on October 13, 1998. Prior to April 20, 1999, the Trust had no activity other than its organization. On April 20, 1999, the U.S. Core Equity Fund issued 3,334 Institutional shares, Aggressive Equity Fund and Global Independence Fund issued 3,333 Institutional shares at net asset value (the "Initial Shares") to CDC Investment Management Corporation (the "Adviser"). Investment operations for each Fund commenced
July 1, 1999.

NOTE B-SIGNIFICANT ACCOUNTING POLICIES

    THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE TRUST IN THE PREPARATION OF ITS FINANCIAL STATEMENTS.

SECURITY VALUATION- Securities listed on a U.S. securities exchange (including securities traded through NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sales price at the time the valuation is made, or in the absence of sales, at the mean between the bid and asked quotations. Options are generally valued at the last sale price or, in the absence of a last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. Short-term obligations and other debt obligations, with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, options and futures contracts for which market quotations are not available and certain other assets of a Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Trustees. Currently, no such securities are valued by the Trustees.

REPURCHASE AGREEMENTS- Each Fund may agree to purchase securities from a bank or a recognized securities dealer as approved by the Board of Trustees and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

FOREIGN CURRENCY TRANSLATION- Each Fund maintains its books and records in U.S. dollars. The value of securities, currencies, or other assets and liabilities denominated in currencies other than the U.S.

---27

                                                                  CDC MPT+ FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                October 31, 2000
dollar is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

DERIVATIVE FINANCIAL INSTRUMENTS- The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under contract.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS- Each Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. See the Schedule of Investments for a listing of open forward foreign currency exchange contracts at October 31, 2000.

FUTURES CONTRACTS- Each Fund may engage in a number of strategies involving futures. Each Fund may enter into foreign currency, interest rate and stock index futures contracts traded on exchanges designated by the Commodity Futures Trading Commission or consistent with CFTC regulations on foreign exchanges. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the contract is made. No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

    At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No

                                                                           28---

CDC MPT+ FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 2000
secondary market for such contracts exists. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such an event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance. See the Schedule of Investments for open futures contracts at October 31, 2000.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES- Securities transactions are recorded on the financial statements based on trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly attributable to a Fund are evenly disbursed among the Funds.

FEDERAL INCOME TAXES- Each Fund is a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains. Accordingly, no provision for Federal income tax or excise tax has been made.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS- Each Fund will pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

REDEMPTION OF FUND SHARES- Each Fund will deduct a redemption fee equal to 1.00% of the net asset value of the shares from the redemption amount if a shareholder sells shares after holding them less than 90 days. This fee is paid to the Fund, and is designed to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. For the year ended October 31, 2000, there were no redemption fees collected.

RECLASSIFICATIONS- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the U.S. Core Equity Fund's current year book/tax difference of $349,439 has been reclassified between undistributed net investment income loss and accumulated net realized gain on investments, futures contracts and currency transactions. The Aggressive Equity Fund's current year book/tax difference of $435,470 has been reclassified between undistributed net

---29

                                                                  CDC MPT+ FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                October 31, 2000
investment loss of $326,344 to accumulated net realized gain on investments, futures contracts, and foreign currency transactions; and $109,126 to paid in capital. These adjustments are primarily attributable to non-deductible net operating losses. These reclassifications have no effect on the net assets or net asset values per share.

ORGANIZATION EXPENSES- The Adviser has borne all costs associated with the organization of the Trust.

USE OF ESTIMATES- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE C-INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    The Trust has an Investment Management Agreement with the Adviser, under which the Adviser manages the investments of each Fund. The management fee paid to the Adviser for providing advisory services to the Funds consists of a basic fee and a performance adjustment calculated by comparing the Fund's performance to a target. The basic fee for the U.S. Core Equity Fund, the Aggressive Equity Fund and the Global Independence Fund is 1.00%, 1.50%, and 1.75% of the respective Fund's average daily net assets. This basic management fee may be adjusted upward or downward by applying the performance adjustment. The performance adjustment is calculated monthly by comparing the U.S. Core Equity Fund and the Aggressive Equity Funds' investment performance to the S&P 500 Index and the Global Independence Fund's investment performance to a blended index composed of 50% of the MSCI World Index and 50% of the JP Morgan Global Bond Index (Blended Index). The difference between the Fund's performance compared to the performance of the S&P 500 Index for the U.S. Core Equity and the Aggressive Equity Funds' is multiplied by an performance adjustment factor rate of 25%. The annualized performance adjustment is limited to no greater than 1.00% and no less than (1.00%) for the U.S. Core Equity Fund and limited to no greater than 1.50% and no less than (1.50%) for the Aggressive Equity Fund. The difference between the Global Independence Fund's performance compared to the performance of the blended index is multiplied by a performance adjustment factor rate of 5%. The annualized performance adjustment for the Global Independence Fund is limited to no greater than 0.25% and no less than (0.25%). Each Fund's performance is calculated based on its net asset value per share after expenses but before the management fee. For the first year of operations, the performance adjustment was based on inception to date performance, afterward, on a rolling twelve-month basis.

    The Adviser has agreed, through March 31, 2001, to reimburse expenses to each Fund if necessary so that the Fund's "Other Expenses" (all expenses with the exception of interest, taxes, brokerage, extraordinary expenses including litigation expenses and management fees), do not exceed 0.35% of each Fund's average net assets.

    The Trust pays Trustees who are not "affiliated persons" (as defined in the 1940 Act) of CDC Investment Management Corporation, the administrator or distributor an annual fee of $10,000 and $3,000 for each meeting attended by the Trustee for services as Trustee, and each such Trustee is reimbursed for expenses incurred with the Trustee's attendance at meetings.

    As of October 31, 2000, CDC Investment Management Corporation and its affiliates held the following percentages of outstanding shares of each of the
Funds: U.S. Core Equity Fund 97%; Aggressive Equity Fund 100%; and Global Independence Fund 100%.

                                                                           30---

CDC MPT+ FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 2000

NOTE D-PURCHASES AND SALES OF SECURITIES

    The cost of purchases and proceeds from sales of securities (excluding short-term investments) for each Fund for the year ended October 31, 2000 were as follows:

-----------------------------------------------------------------------------------------
FUND                                                        COST OF
                                                          PURCHASES   PROCEEDS FROM SALES
-----------------------------------------------------------------------------------------

  U.S. Core Equity Fund                                 $30,591,833       $30,585,006

  Aggressive Equity Fund                                  2,276,354         2,035,969

  Global Independence Fund                                       --                --

NOTE E-CAPITAL STOCK TRANSACTIONS-

    The tables below summarizes the transactions in Fund shares for the periods indicated.

---------------------------------------------------------------------------------------------
                                                               YEAR             PERIOD
                                                               ENDED     7/1/1999*-10/31/1999
                                                              10/31/2000
                                                              -------    --------------------
  U.S. CORE EQUITY FUND
                                                               SHARES           SHARES
---------------------------------------------------------------------------------------------
  Issued from the sale of shares                              450,970               2,925,628

  Issued from the reinvestment of distributions                   290                       0

  Redeemed                                                    (47,242)                      0
---------------------------------------------------------------------------------------------

  Net Change                                                  404,018               2,925,628
=============================================================================================
                                                              YEAR ENDED          PERIOD
                                                              10/31/2000   7/1/1999*-10/31/1999
AGGRESSIVE EQUITY FUND                                        ----------   --------------------
                                                                SHARES            SHARES
-----------------------------------------------------------------------------------------------

  Issued from the sale of shares                                699,450               2,540,687

  Issued from the reinvestment of distributions                  22,093                       0

  Redeemed                                                      (41,222)                      0
-----------------------------------------------------------------------------------------------
  Net Change                                                    680,321               2,540,687
===============================================================================================

---
   31

                                                                  CDC MPT+ FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                October 31, 2000

                                                              YEARS ENDED          PERIOD
                                                              10/31/2000    7/1/1999*-10/31/1999
GLOBAL INDEPENDENCE FUND                                      -----------   --------------------
                                                                SHARES             SHARES
------------------------------------------------------------------------------------------------

  Issued from the sale of shares                                 385,444               2,564,244

  Issued from the reinvestment of distributions                   84,228                       0

  Redeemed                                                       (16,790)                      0
------------------------------------------------------------------------------------------------

  Net Change                                                     452,882               2,564,244
================================================================================================

*Commencement of investment operations.

NOTE F-RISKS

    Investment in the Funds involves special risks, some not typically associated with mutual funds. However, each Fund has limitations and policies designed to reduce these risks. All Funds are subject to different types of investment risks including but not limited to credit, leverage, liquidity, and market risks, and risks of derivative instruments. The Aggressive Equity and Global Independence Funds are also subject to risks associated with using futures, interest rate risks, and risks associated with investing in foreign securities including, but not limited to, revaluation of currencies and future adverse political and economic developments. In addition, these two funds are non-diversified portfolios, thus investing a greater proportion of their assets in the securities of a smaller number of issuers.

NOTE G-SUSPENSION OF SALE OF FUND SHARES

    The Aggressive Equity Fund and the Global Independence Fund have not at times segregated assets with respect to their forward and futures contracts in a manner consistent with current regulatory requirements. Management is seeking regulatory relief that would permit alternative segregation arrangements, however, no assurance can be given that relief will be granted. The Manager does not believe that the failure to obtain regulatory relief will have a material adverse effect on the ability of the Funds to pursue their investment objectives. The Board of Trustees has decided to suspend new offerings of Institutional and Investor classes of shares of the Aggressive Equity and Global Independence Funds. Shareholders of these two Funds are currently comprised exclusively of CDC Investment Management Corporation and its affiliates.

NOTE H -TAX INFORMATION (UNAUDITED)
CAPITAL GAINS DISTRIBUTIONS DESIGNATION IRC SEC 852(b) -

    During the Fund's fiscal year ended October 31, 2000, the following amounts paid on December 16, 1999, have been designated as capital gains dividends:

  U.S Core Equity                                             $ 3,058

  Aggressive Equity Fund                                            0

  Global Independence Fund                                     69,854

                                                                           32---

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
CDC MPT+ Funds

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments of CDC MPT+ Funds (the "Trust") (comprising, respectively, the U.S. Core Equity Fund, Aggressive Equity Fund and Global Independence Fund) as of October 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2000 and for the period July 1, 1999 (commencement of investment operations) through October 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CDC MPT+ Funds as of October 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 8, 2000

---33

NOTES:
------------------------------------------------------------------

                 (THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.)

                                                                           34---

                                                                          NOTES:
------------------------------------------------------------------

                 (THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.)

---35

                                                           Trustees and Officers
------------------------------------------------------------------

                                                                         TRUSTEE
                                                                 Luc de Clapiers

                                                                         TRUSTEE
                                                           Richard Levich, Ph.D.

                                                                         TRUSTEE
                                                        Bluford H. Putnam, Ph.D.

                                                                         TRUSTEE
                                                                Mike West, Ph.D.

                                                                         TRUSTEE
                                                           Arnold Zellner, Ph.D.

                                                        CHIEF INVESTMENT OFFICER
                                                         D. Sykes Wilford, Ph.D.

                                                         CHIEF FINANCIAL OFFICER
                                                                C. Peter Paterno

                                                              INVESTMENT OFFICER
                                                                   Andrew Dalton

                                                              INVESTMENT OFFICER
                                                                     Jason Wolin

                                             VICE PRESIDENT & INVESTMENT OFFICER
                                                         Jose M. Quintana, Ph.D.

                                                                       SECRETARY
                                                                Rachel D. Manney

                                                             ASSISTANT SECRETARY
                                                               Charles Rosenberg

INVESTMENT ADVISER
CDC Investment Management Corp.
1251 Avenue of the Americas, 16th Floor
New York, New York 10020

DISTRIBUTION AND SHAREHOLDER SERVICING AGENT
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

LEGAL COUNSEL
Willkie Farr & Gallagher
787 Seventh Avenue
New York, New York 10019

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.

For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 774-9838 or by writing to the Funds at P.O. Box 8122, Boston, Massachusetts, 02266-8122.